Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Adjustable Rate Cumulative Preferred Stock, Series A
of

THE MIDDLETON DOLL COMPANY

Pursuant to the Offer to Purchase
Dated November 20, 2006

OUR OFFER, THE PRORATION PERIOD AND YOUR RIGHT TO WITHDRAW WILL EXPIRE AT 5:00
P.M. (EASTERN TIME) ON TUESDAY, DECEMBER 19, 2006, UNLESS OUR OFFER IS EXTENDED.

The Depositary for the Offer is:
LaSalle Bank National Association

By Mail, Hand or Overnight Courier:	By Facsimile Transmission:
(For Eligible Institutions Only)
135 S. LaSalle Street, Suite 1811
Attn: Shareholder Services	312-904-2079
Chicago, IL 60603
Confirm Receipt of Facsimile by Telephone:
312-904-5091

Any questions concerning tender procedures may be directed to the Depositary at 1-800-246-5761.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s) tendered	Share Certificate(s) and Shares Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered **

Total Shares:
*	Need not be completed by shareholders delivering Shares by book-entry transfer.
**	If you desire to tender fewer than all Shares evidenced by any Share Certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

|_|	Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 11.
Number of Shares represented by lost, destroyed or stolen certificates: _______

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. You must sign this Letter of Transmittal where indicated below and complete either the substitute form W-9 (attached hereto) or form W-8BEN (which may be obtained by calling the Depositary).

        The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        This Letter of Transmittal is to be completed by shareholders only if (i) certificates evidencing Shares (as defined below) are to be forwarded herewith; or (ii) if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the book-entry transfer procedure described in Section 4 of the Offer to Purchase (as defined below).

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

        Your attention is directed in particular to the following:

1. If you want to retain your Shares, you do not need to take any action.

2. All Shares acquired in the Offer will be acquired at the same purchase price.

        Shareholders whose certificates evidencing Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. See Instruction 2. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at the address or toll-free number indicated on the back cover of this Letter of Transmittal.

This Box Is For Use By Eligible Institutions Only

|_|	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:____________________________________________________________________

Account Number: ___________________________ Transaction Code Number: ______________________________

|_|	CHECK HERE IF CERTIFICATES FOR SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):___________________________________________________________________

Window Ticket Number (if any):____________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________________________________

Name of Institution which Guaranteed Delivery:________________________________________________________

Account Number if Delivered by Book-Entry Transfer:___________________________________________________

Ladies and Gentlemen:

        The undersigned hereby tenders to The Middleton Doll Company, a Wisconsin corporation (the “Company”), the above-described shares of its Preferred Stock, par value $0.01 per share, designated Adjustable Rate Cumulative Preferred Stock, Series A (the “Shares”), pursuant to the Company’s offer to purchase up to 246,154 outstanding Shares, at a purchase price of $16.25 per Share (the “Purchase Price”), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 20, 2006 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”).

        Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends (including the dividend payable on January 1, 2007), distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after December 19, 2006 (collectively, “Distributions”), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility (as described in Section 4 of the Offer to Purchase), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

        (ii) present such Shares and all Distributions for transfer on the books of the Company; and

        (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Company as the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered by the undersigned and accepted for payment by the Company (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares and therefore irrevocable. This appointment will be effective if, when, and only to the extent that the Company accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Company will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Company reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Company’s acceptance for payment of such Shares, the Company must be able to exercise full voting rights with respect to such Shares.

        The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that if, when and to the extent that such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Company in its sole discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; and (ii) the tender of such Shares complies with Rule 14e-4. The Company’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the Offer.

        The undersigned understands that the Company will pay a per Share price of $16.25 net to the seller in cash, without interest, for Shares validly tendered and not properly withdrawn on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) pursuant to the Offer.

        The undersigned understands that all Shares validly tendered and not properly withdrawn on or prior to the Expiration Date will be purchased at the Purchase Price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration and odd lots provisions, and that the Company will return all other Shares, including Shares tendered and not purchased because of proration.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the purchase price for tendered Shares regardless of an extension of the Offer or any delay in making such payment. In any such event, the undersigned understands that Share Certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the “Special Payment Instructions” or “Special Delivery Instructions” boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Share Certificate(s) for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by the Share Certificate(s) or tendered by the book-entry transfer.

        Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificate(s) to, the person(s) so indicated. The undersigned recognizes that the Company does not have an obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

ODD LOTS
(See Instruction 7)

Tobe completed only if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on November 16, 2006, and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

|_|	was the beneficial or record owner of, as of the close of business on November 16, 2006, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

|_|	is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on November 16, 2006, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6, 9, 14 and 15)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned.

Issue: |_| Check to: |_| Share Certificate(s) to:

Name(s)___________________________________________________________________________________________________________________
(Please Print)

Address___________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
(Zip Code)
__________________________________________________________________________________________________________________________
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 attached hereto)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 9)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Issue: |_| Check to: |_| Share Certificate(s) to:

Name(s)___________________________________________________________________________________________________________________
(Please Print)

Address___________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
(Zip Code)

IMPORTANT

SHAREHOLDERS: SIGN HERE
(Please also complete Substitute Form W-9 included herein)

X__________________________________________________________________________________________
X__________________________________________________________________________________________
Signature(s) of Shareholder(s)

Dated:________________________, 2006

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on Shares Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)___________________________________________________________________________________________________________________
(Please Print)

Capacity (full title):___________________________________________________________________________________________________________

Address___________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
(Zip Code)

Area Code and Telephone No.:__________________________________________________________________________________________________

Tax Identification or Social Security No.:___________________________________________________________________________________________

(See Instructions 14 (Backup Withholding) and 15 (Substitute Form W-9) to this Letter of Transmittal.)

GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 5)

Name of Firm:_____________________________________________________________________________________________________________
Authorized Signature:_______________________________________________________________________________________________________

Name___________________________________________________________________________________________________________________
(Please Print)

Title:____________________________________________________________________________________________________________________

Address__________________________________________________________________________________________________________________
(Include zip code)

Area Code and Telephone No.:_________________________________________________________________________________________________

Dated:________________________________________________________________________________________________________________, 2006

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an “Eligible Institution”). No signature guarantee is required if:

(i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in a Book-Entry Transfer Facility system whose name appears on a security position listing as the owner of the Shares) tendered hereby and such registered holder(s) has (have) completed neither the box entitled “Special Payment Instructions” nor the box entitled “Special Delivery Instructions” on the reverse hereof; or

(ii) such Shares are tendered for the account of an Eligible Institution.

        In all other cases, including any case in which the owner has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

        2.    Delivery of the Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if either Share Certificates are to be forwarded herewith or Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 4 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates, representing all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal for (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three (3) trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 4 of the Offer to Purchase.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Share Certificates, this Letter of Transmittal and all other required documents will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Except as specifically provided in the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space. If the space provided under “Description of Shares Tendered” is inadequate, you should list the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered on a separate schedule and attach it hereto.

        4.    Partial Tenders. This instruction is not applicable to shareholders who tender by book-entry transfer. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares Tendered” in the box captioned “Description of Shares Tendered.” In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions”, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(i) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such Shares without alteration, enlargement or any other change whatsoever.

(ii) If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

(iii) If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Share.

(iv) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing the Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(v) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(vi) If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity for the registered holder, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

        6.    Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

        7.    Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered and not properly withdrawn on or prior to the Expiration Date, the Shares that are purchased first will consist of all Shares tendered by any shareholder who owned of record or beneficially an aggregate of fewer than 100 Shares. This preference will not be available unless the box captioned “Odd Lots” is completed.

        8.    Order of Purchase in the Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares tendered. If a tendering shareholder does not designate an order and fewer than all Shares tendered are purchased due to proration, Shares will be selected in the order in which they are listed in the box entitled “Description of Shares Tendered.” If for any reason the order is not clearly specified, Shares will be selected by the Depositary.

        9.    Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” set forth herein, the appropriate boxes set forth on this Letter of Transmittal must be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

        10.    Waiver of Conditions. The conditions to the Offer, which are set forth in Section 6 of the Offer to Purchase, may be waived by the Company in whole or in part at any time and from time to time in its sole discretion.

        11.    Lost Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled “Description of Shares Tendered” and indicating the number of Shares represented by the Share Certificate(s) so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed. Please allow sufficient time to complete these procedures.

        12.    Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefore and the validity, form, eligibility (including time or receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        13.    Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth herein. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

        14.    Backup Withholding. If you are a U.S. shareholder or other U.S. payee, you must provide the Depositary with a properly completed and executed Substitute Form W-9, which is included with this Letter of Transmittal. If you are a non-U.S. shareholder or other non-U.S. payee, you must provide the Depositary with a properly completed and executed Form W-8BEN, which may be obtained by calling the Depositary. If you do not complete and provide the Depositary with either a properly completed and executed Substitute Form W-9 or a properly completed and executed Form W-8BEN, you may be subject to backup withholding of 28% of the gross proceeds paid to you pursuant to the Offer.

        15.    Substitute Form W-9. If a shareholder or other payee is required to provide the Depositary with a Substitute Form W-9 pursuant to Instruction 14 (Backup Withholding) to this Letter of Transmittal, such shareholder or payee shall provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such shareholder or payee is not subject to backup withholding of federal income tax. If a tendering shareholder or such other payee has been notified by the Internal Revenue Service that such shareholder or payee is subject to back-up withholding, such shareholder or payee must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder or payee has since been notified by the Internal Revenue Service that such shareholder or payee is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder or such other payee to 28% federal income tax withholding on the payment of the purchase price of all Shares purchased from, or with respect to, such shareholder or payee.

        IMPORTANT: This Letter of Transmittal properly completed and duly executed (together with any required signature guarantees and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

        Under the federal income tax law, the Depositary is required to backup withhold 28% of the amount of any payments made to certain shareholders or other payees pursuant to the Offer. In order to avoid such backup withholding, each U.S. tendering shareholder, and if applicable, each other U.S. payee, must provide the Depositary with such shareholder’s or payee’s correct TIN and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 below. In general, if the shareholder or payee is an individual, the TIN is the individual’s social security number. If the Depositary is not provided with the correct TIN, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder or payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

        Certain shareholders and other payees (including, among others, corporations and certain foreign shareholders or payees) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder or payee to qualify as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to such shareholder’s or payee’s exempt status. A shareholder or other payee should consult his or her tax advisor as to such shareholder’s or payee’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a U.S. shareholder or other U.S. payee with respect to Shares purchased pursuant to the Offer, the shareholder or payee is required to notify the Depositary of such shareholder’s or payee’s correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder or payee is awaiting a TIN); and (ii) that (a) such shareholder or payee has not been notified by the Internal Revenue Service that such shareholder or payee is subject to backup withholding as a result of a failure to report all interest or dividends; or (b) the Internal Revenue Service has notified such shareholder or payee that such shareholder or payee is no longer subject to backup withholding.

What Number to Give the Depositary in Completing Substitute Form W-9

        The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part III, and sign and date the Substitute Form W-9. If “Applied For” is written in Part III and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

Purposes of Form W-8BEN

        To prevent backup withholding on payments that are made to a non-U.S. shareholder or other non-U.S. payee with respect to Shares purchased pursuant to the Offer, the shareholder or payee is required to provide the Depositary with a properly completed and executed Form W-8BEN attesting such shareholder’s or payee’s non-U.S. status.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Important Tax Information and Guidelines for Certification)

PAYOR'S NAME: LASALLE BANK NATIONAL ASSOCIATION
Department of the Treasury Internal Revenue Service SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION Give form to the requester. Do not send to the IRS.	Part 1--Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line. The TIN
provided must match the name given on the line
below to avoid backup withholding. For
individuals, this is your social security
number (SSN). However, for a resident alien,
sole proprietor, or disregarded entity, see
Important Tax Information. For other entities,
it is your employer identification number
(EIN). If you do not have a number, see
Important Tax Information.

Note. If the account is in more than one name,
see Important Tax Information.	Social security number __________________________ OR Employer Identification number __________________________

Name (as shown on your income tax return)
____________________________________________________________________

Business name, if different from above
____________________________________________________________________

Check appropriate box:

Address (number, street, and apt. or suite no.)__________________________________________________________________

City, State, and ZIP code___________________________________________________________________________________

Part 2—Certification: Under Penalties of Perjury, I Certify That:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. Person (including a U.S. resident alien).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person___________________________________________________

Date____________________________________________________________________

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

        Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

17 State Street – 10th Floor
NEW YORK, NY 10004

Banks and Brokers Call 212-440-9800
All others call Toll-Free 1-866-233-7772

November 20, 2006

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with Share Certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery, must be received prior to 5:00 P.M., Eastern time, on the Expiration Date.